                                                                      EXHIBIT 1


SUBJECT TO REVISION
SERIES TERM SHEET DATED JULY 23, 1997

                           $142,421,100 (Approximate)
              Credit Suisse First Boston Mortgage Securities Corp.,
                                    Depositor



                                 [INDYMAC LOGO]
                                Seller & Servicer

 INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, SERIES 1997-1

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1997-1. The Series Term Sheet has been prepared for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Credit Suisse First Boston does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE ABS MORTGAGE AND MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, INCLUDING INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, SERIES 1997-1, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.




                           Credit Suisse First Boston

        This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1997-1 Pooling and Servicing Agreement to be dated as of July 1, 1997, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, IndyMac, Inc., as Seller and Servicer, and The Bank of New York, as Trustee.

Class Designations

  Class A Certificates................ Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
                                       Class A-6 and Class A-R Certificates.
  Class M Certificates................ The Class M Certificates.
  Class B Certificates................ Class B-1 and Class B-2 Certificates.
  Subordinate Certificates............ Class M and Class B Certificates.
  Offered Certificates................ Class A, Class M and Class B-1 Certificates.
  Offered Subordinate Certificates.... Class M and Class B-1 Certificates.

The Certificates......................



                                                                   Approximate
                                                                 Initial Certificate     Pass-Through
                                            Title of Class       Principal Balance(1)        Rate
                                            --------------       --------------------    ------------
                                        Class A-1 Certificates...   $ 32,010,000             .  %(2)
                                        Class A-2 Certificates...   $ 22,170,000             .  %(2)
                                        Class A-3 Certificates...   $ 18,580,000             .  %(2)
                                        Class A-4 Certificates...   $  5,960,000             .  %(2)
                                        Class A-5 Certificates...   $ 19,060,000             .  %(2)
                                        Class A-6 Certificates...   $ 20,034,000             .  %(2)
                                        Class A-R Certificates...   $        100             .  %(2)
                                        Class M   Certificates...   $ 11,931,000             .  %(3)
                                        Class B-1 Certificates...   $ 12,676,000             .  %(3)
                                        Class B-2 Certificates...   $  6,711,298             .  %(3)
                                        Class X Certificates(4)

                                        (1)  The aggregate initial Certificate Principal Balance may be increased or decreased by up to 5%. Any such increase or
                                             decrease may be allocated disproportionately among the
                                             Classes of Certificates. Accordingly, any investor's
                                             commitment with respect to the Certificates may be
                                             increased or decreased correspondingly.
                                        (2)  Computed on the basis of a 360-day year of twelve 30-day months.
                                        (3)  The lesser of (i) the Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months, or (ii)
                                             the Weighted Average Net Contract Rate for the related
                                             Distribution Date.
                                        (4)  The Class X Certificates are interest-only securities that have no stated Certificate Principal Balance or
                                             Pass-Through Rate, but will represent the right to receive a distribution on each Distribution Date of certain
                                             interest amounts.




Denominations.......................     The Offered Certificates (other than the Class A-R
                                         Certificates) will be Book-Entry Certificates only, in
                                         minimum denominations of $1,000 and integral multiples
                                         of $1 in excess thereof.

Cut-off Date........................     July 1, 1997.

Due Period..........................     With respect to each Distribution Date, the period
                                         commencing on the second day of the month preceding the
                                         month in which the Distribution Date occurs and ending
                                         at the close of business on the first day of the month
                                         in which the Distribution Date occurs.

Prepayment Period...................     With respect to each Distribution Date, the calendar
                                         month preceding the month in which the Distribution
                                         Date occurs.

Distribution Dates..................     Generally, the twenty-fifth day of each month,
                                         commencing August 25, 1997 (each, a "Distribution
                                         Date").

Interest Accrual Period.............     With respect to each Distribution Date the calendar
                                         month preceding the month in which the Distribution
                                         Date occurs (each, an "Interest Accrual Period").


Distributions.......................     The "Available Distribution Amount" with respect to any
                                         Distribution Date will be an amount equal to (i) the
                                         sum of (a) Monthly Payments of principal and interest
                                         due on Contracts during related Due Period, regardless
                                         of whether such payments were made by the related
                                         Obligor or advanced by the Servicer, and (b)
                                         unscheduled payments received with respect to the
                                         Contracts during the related Prepayment Period,
                                         including principal prepayments, Liquidation Proceeds
                                         (net of Liquidation Expenses) and net insurance
                                         proceeds, less (ii) the sum of (a) the Trustee Fee, (b)
                                         the Servicing Fee and other servicing compensation, (c)
                                         payments on Contracts that have been repurchased by
                                         IndyMac as a result of a breach of a representation or
                                         warranty and any other payments not required to be
                                         deposited in the Certificate Account, (d)
                                         reimbursements to the Servicer for Liquidation Expenses
                                         incurred in respect of the Manufactured Homes, (e)
                                         reimbursements to the Servicer for Advances in respect
                                         of delinquent Contracts as to which the related late
                                         Monthly Payments have been made, Nonrecoverable
                                         Advances and Advances in respect of Liquidated
                                         Contracts, in each case to the extent as will be
                                         permitted in Agreement, and (f) certain expenses
                                         reimbursable to the Depositor as will be permitted by
                                         the Agreement.

                                         Distributions will be made on each Distribution Date to
                                         holders of record on the preceding Record Date.
                                         Distributions on a Class of Certificates will be
                                         allocated among the Certificates of such Class in
                                         proportion to their respective percentage interests.

Certificate Structure Considerations .   The primary credit support for the Class A Certificates
                                         is the subordination of the Subordinate and Class X
                                         Certificates; for the Class M Certificates is the
                                         subordination of the Class B and Class X, Certificates;
                                         for the Class B-1 Certificates is the subordination of
                                         the Class B-2 and Class X Certificates.

Subordination of the Offered Subordinate
  Certificates......................     The rights of the Class M Certificateholders to receive
                                         distributions of principal will be subordinated to such
                                         rights of the Class A Certificateholders to receive
                                         distributions of principal and interest. Interest and
                                         interest shortfalls on the Class M Certificates will
                                         not be subordinated to principal payments on the Class
                                         A Certificates.

                                         The rights of holders of the Class B-1 Certificates to
                                         receive distributions of principal similarly will be
                                         subordinated to the rights of the holders of the Class
                                         A and Class M Certificates to receive distributions of
                                         principal and interest. Interest and interest
                                         shortfalls on the Class B-1 Certificates will not be
                                         subordinated to principal payments on the Class A and
                                         Class M Certificates.


Overcollateralization...............     Excess interest collections will be applied as an
                                         Accelerated Principal Distribution Amount to create
                                         overcollateralization until the Target
                                         Overcollateralization Amount is reached. The Target
                                         Overcollateralization Amount will mean (i) for any
                                         Distribution Date prior to the Cross-over Date, 1.25%
                                         of the Cut-off Date Pool Balance and (ii) for any
                                         Distribution Date on or after the Cross-over Date, the
                                         lesser of (a) 1.25% of the Cut-off Date Pool Balance
                                         and (b) 2.25% of the then outstanding Pool Balance,
                                         provided, however, that in no event shall the Target
                                         Overcollateralization Amount be less than 0.50% of the
                                         Cut-off Date Pool Balance.

Losses on Liquidated Contracts......     On each Distribution Date the aggregate distribution of
                                         principal to the holders of Certificates is intended to
                                         include the Contract Principal Balance of each Contract
                                         that became a Liquidated Contract during the related
                                         Prepayment Period. If the Liquidation Proceeds, net of
                                         related Liquidation Expenses, from such Liquidated
                                         Contract are less than the Contract Principal Balance
                                         of such Liquidated Contract, and accrued and unpaid
                                         interest thereon, then to the extent such deficiency is
                                         not covered by any excess interest collections on
                                         nondefaulted Contracts, the deficiency may, in effect,
                                         be absorbed first by the Class B-2 Certificateholders,
                                         then by the Class B-1 Certificateholders and then by
                                         the Class M Certificateholders because a portion of
                                         future Available Distribution Amount funded by future
                                         principal collections on or in respect of the
                                         Contracts, up to the aggregate amount of such
                                         deficiencies, that would otherwise have been
                                         distributable to the Subordinate Certificateholders may
                                         instead be paid to the Class A Certificateholders. To
                                         the extent that the Liquidation Loss Amount is not
                                         covered by interest collected on the nondefaulted
                                         Contracts in excess of certain Interest Distribution
                                         Amounts and Carryover Interest Distribution Amounts
                                         required to be distributed on the Class A, M and B
                                         Certificates and any portion of such interest required
                                         to be paid to a Servicer and Trustee, such Liquidation
                                         Loss Amounts will be allocated to the Subordinate
                                         Certificates in reduction of their Certificate
                                         Principal Balance as described below.


Allocation of Liquidation
 Loss Amounts............................The "Liquidation Loss Amount" for any Distribution Date
                                         will be the amount, if any, by which the aggregate
                                         Certificate Principal Balance of all Certificates
                                         (after giving effect to distributions made on such
                                         Distribution Date) exceeds the Pool Balance for such
                                         Distribution Date. The Liquidation Loss Amount will be
                                         allocated among the Classes of Subordinate Certificates
                                         in the following order of priority:

                                         (1)  first, to the Class B-2 Certificates, to be
                                              applied in reduction of the Adjusted Certificate
                                              Principal Balance of such Class until it has been
                                              reduced to zero;





                                         (1)  second, to the Class B-1 Certificates, to be
                                              applied in reduction of the Adjusted Certificate
                                              Principal Balance of such Class until it has been
                                              reduced to zero; and

                                         (2)  third, to the Class M Certificates, to be applied
                                              in reduction of the Adjusted Certificate Principal
                                              Balance of such Class until it has been reduced to
                                              zero.

Servicer............................     IndyMac, Inc. ("IndyMac") will act as the Servicer of
                                         the Contracts. Formerly known as Independent National
                                         Mortgage Corporation, IndyMac operates a nationwide
                                         mortgage conduit business established in 1993 to
                                         purchase mortgage loans that do not typically qualify
                                         for sale to the U.S. government sponsored mortgage
                                         agencies. IndyMac formed its manufactured housing
                                         division in December 1995 to both originate directly to
                                         consumers and to purchase manufactured housing retail
                                         installment sales contracts and mortgages from
                                         retailers, brokers and other loan originators.

Advances............................     For each Distribution Date, the Servicer will be
                                         obligated to make Advances in respect of the related
                                         Due Period to the extent of delinquent interest and
                                         principal payments in respect of the Contracts. The
                                         Servicer will be required to make an Advance only to
                                         the extent that it determines such Advance will be
                                         recoverable from future payments and Collections on or
                                         in respect of the related Contracts.

Final Scheduled Distribution Dates..     To the extent not previously paid prior to such dates,
                                         the outstanding principal amount of each Class of
                                         Offered Certificates will be payable on the February
                                         2028 Distribution Date (the "Final Scheduled
                                         Distribution Date"). The Final Scheduled Distribution
                                         Date has been determined by adding seven months to the
                                         maturity date of the Contract with latest stated
                                         maturity as of the Cut-off Date.

Termination.........................     The Depositor and the Servicer will each have the
                                         option to purchase from the Trust Fund all the
                                         Contracts then outstanding and all the property in the
                                         Trust Fund on any Distribution Date after the first
                                         Distribution Date as of which the Pool Balance is less
                                         than 10% of the Cut-off Date Pool Balance.

                                         If neither the Depositor nor the Servicer exercises its
                                         optional termination right within 90 days after it
                                         first becomes eligible to do so, the Trustee shall
                                         solicit bids for the purchase of all Contracts then
                                         outstanding and all other property in the Trust Fund.
                                         In the event that satisfactory bids are received, the
                                         sale proceeds will be distributed to
                                         Certificateholders.

The Contracts.......................     The assets of the Trust will primarily consist of a
                                         pool (the "Contract Pool") of fixed rate manufactured
                                         housing installment sales contracts and installment
                                         loan agreements (collectively, the "Contracts") secured
                                         by security interests in manufactured homes (the
                                         "Manufactured Homes") financed or refinanced with the
                                         proceeds of the Contracts and, with respect to certain
                                         of




                                         the Contracts (the "Land-and-Home Contracts"), secured
                                         by liens on the real estate on which the related
                                         Manufactured Homes are located. The Contract Pool
                                         consists of approximately 3,553 Contracts having an
                                         aggregate Contract Principal Balance as of the Cut-off
                                         Date of approximately $149,132,399. Based on the
                                         Cut-off Date Pool Balance, 74.36% of the Contracts are
                                         secured by Manufactured Homes which were new, 25.64% of
                                         the Contracts are secured by Manufactured Homes which
                                         were used. Based on Cut-off Date Pool Balance 37.03% of
                                         the Contracts were Land-and-Home Contracts. The
                                         properties underlying the Contracts as of the Cut-off
                                         Date were located in 37 states. Based on Cut-off Date
                                         Pool Balance, 18.14%, 11.68%, 10.85%, 8.73%, 7.74% and
                                         5.12% of such properties are located in Texas, Nevada,
                                         Michigan, Oregon, California and Arizona, respectively.
                                         Substantially all of the Contracts bear interest at an
                                         annual percentage rate (each, an "APR") which will be
                                         equal to or higher than the sum of the Class A-1, Class
                                         A-2, Class A-3, Class A-4, Class A-5, Class A-6 or
                                         Class A-R Pass-Through Rate, as the case may be, and
                                         the rate at which the Servicing Fee is calculated. Each
                                         Contract bears interest at an annual percentage rate
                                         (an "APR") of at least 7.24% and not more than 14.99%.
                                         The weighted averaged APR of the Contracts as of the
                                         Cut-off Date is approximately 10.56%. The Contracts
                                         have remaining terms to maturity as of the Cut-off Date
                                         of at least 10 months but not more than 360 months and
                                         original terms to stated maturity of at least 36 months
                                         but not more than 360 months. As of the Cut-off Date,
                                         the Contracts had a weighted average remaining term to
                                         maturity of approximately 315 months, a weighted
                                         average seasoning of approximately 7 months and a
                                         weighted average original loan-to-value ratio of
                                         88.17%. The average outstanding principal balance of
                                         the Contracts as of the Cut-off Date was approximately
                                         $41,974. The Servicer will be required to cause to be
                                         maintained one or more standard hazard insurance
                                         policies with respect to each Manufactured Home.

Certain Federal Income Tax
  Consequences......................     An election will be made to treat the Contract Pool and
                                         certain other assets of the Trust as a REMIC for
                                         federal income tax purposes (the "Pooling REMIC"). An
                                         election will also be made to treat the "regular
                                         interests" in the Pooling REMIC and certain other
                                         assets of the Trust as another REMIC for federal income
                                         tax purposes (the "Issuing REMIC"). The Class A
                                         Certificates (other than the Class A-R Certificates),
                                         the Class M Certificates, the Class B Certificates and
                                         the Class X Certificates will be designated as "regular
                                         interests" in the Issuing REMIC.

                                         The Class A-R Certificates will represent the
                                         beneficial ownership of the "residual interest" in each
                                         of the Pooling REMIC and the Issuing REMIC.



ERISA Considerations................     A fiduciary of an employee benefit plan subject to the
                                         Employee Retirement Income Security Act of 1974, as
                                         amended ("ERISA"), or Section 4975 of the Internal
                                         Revenue Code of 1986, as amended (the "Code") should
                                         carefully review with its legal advisors whether the
                                         purchasing or holding of Class A-1, Class A-2, Class
                                         A-3, Class A-4, Class A-5 or Class A-6 Certificates
                                         could give rise to a transaction prohibited or not
                                         otherwise permissible under ERISA or the Code.

                                         AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO ERISA
                                         AND/OR SECTION 4975 OF THE CODE, OR AN ENTITY
                                         PURCHASING CLASS A-R, CLASS M OR CLASS B-1 CERTIFICATES
                                         ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT OR OTHER PLAN,
                                         WILL NOT BE PERMITTED TO PURCHASE OR HOLD SUCH
                                         CERTIFICATES UNLESS THE OPINION OF COUNSEL DESCRIBED
                                         UNDER "ERISA CONSIDERATIONS" IS DELIVERED TO THE
                                         TRUSTEE.

Legal Investment Considerations.....     The Offered Certificates will not constitute "mortgage
                                         related securities" under the Secondary Mortgage Market
                                         Enhancement Act of 1984 ("SMMEA").

Ratings.............................     It is a condition to issuance that Moody's Investors
                                         Service, Inc. ("Moody's"), and Fitch Investors Service,
                                         L.P. ("Fitch") respectively rate (i) the each Class of
                                         the Class A Certificates "Aaa" and "AAA," (ii) Class M
                                         Certificates at least "Aa3" and "AA" and (iii) the
                                         Class B-1 Certificates at least "Baa2" and "BBB."




DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

        The following tables set forth certain information concerning delinquency, repossession, and loss experience for the portfolio of manufactured housing contracts originated or purchased through IndyMac's Manufactured Housing Division's Region Service Centers.

                             DELINQUENCY EXPERIENCE
                             (DOLLARS IN THOUSANDS)


                                                                                    AT
                                                                    -----------------------------------
                                                                    DECEMBER 31,  MARCH 31,   JUNE 30,
                                                                       1996         1997        1997
                                                                    ------------  ---------   ---------
Principal Balance of Contracts Outstanding(1) ....................   $ 73,271    $108,512    $154,446
Principal Balance of Contracts Delinquent(2)
  30-59 Days .....................................................   $    924    $    607    $  1,465
  60-89 Days .....................................................   $     90    $    307    $    351
  90 Days or More ................................................   $    161    $    635    $    756
Total Delinquency
  Dollars ........................................................   $  1,175    $  1,549    $  2,572
  Percentage(3) ..................................................       1.60%       1.43%       1.67%



(1) Excludes contracts already in repossession.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of the month is not 30 days delinquent until the first day of the next month.
(3) As a percentage of the principal balance of contracts outstanding at period end.

                          LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)


                                                                                 QUARTER ENDED
                                                                 -----------------------------------------
                                                                 DECEMBER 31,     MARCH 31,       JUNE 31,
                                                                    1996            1997           1997
                                                                 ------------    ---------      ----------
Number of Contracts Serviced(1) ............................         1,624          2,486          3,636
Principal Balance of Contracts Serviced(1) .................      $ 73,355       $108,783       $155,103
Contract Repossessions .....................................      $      0       $    218       $    740
Contract Liquidations ......................................      $     54       $     32       $    354
Ending Balance of Contracts in Dollars .....................      $     84       $    271       $    657
  Percentage(2) ............................................          0.12%          0.25%          0.42%
Net Losses
  Dollars ..................................................      $      5       $      7       $     20
  Percentage(2) ............................................          0.01%          0.01%          0.01%


(1) As of period end.  Includes contracts in repossession.
(2) As a percentage of principal balance of contracts being serviced as of period end.

        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Contracts will be similar to that set forth above. IndyMac only recently began purchasing and originating manufactured housing installment sale contracts and installment loans. Consequently, such contracts and loans have not yet exhibited a loss and delinquency experience that is representative of the losses and delinquencies that may be experienced over a longer period of time. In addition, the delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

        Appearing below is some additional information regarding the characteristics of the Contracts. Unless otherwise indicated, all such information is as of the Cut-off Date. Percentages may not add to 100.00% due to rounding.

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)


                                                           AGGREGATE
                          NUMBER       PERCENTAGE OF      CUT-OFF DATE       PERCENTAGE OF
                            OF           NUMBER OF          CONTRACT          CUT-OFF DATE
GEOGRAPHIC LOCATION      CONTRACTS       CONTRACTS      PRINCIPAL BALANCE     POOL BALANCE
-------------------      ---------       ---------      -----------------     ------------

Alabama...............         7             0.20%      $     252,817              0.17%
Arizona...............       192             5.40           7,639,920              5.12
Arkansas..............        36             1.01           1,217,059              0.82
California............       236             6.64          11,540,847              7.74
Colorado..............        34             0.96           1,819,446              1.22
Florida...............        73             2.05           2,409,116              1.62
Georgia...............       133             3.74           5,327,434              3.57
Idaho.................        40             1.13           2,162,347              1.45
Illinois..............        26             0.73             863,737              0.58
Indiana...............        33             0.93             964,362              0.65
Iowa..................        17             0.48             791,837              0.53
Kansas................        21             0.59             865,009              0.58
Kentucky..............        12             0.34             351,437              0.24
Louisiana.............         1             0.03              23,407              0.02
Michigan..............       456            12.83          16,185,229             10.85
Minnesota.............        35             0.99           1,008,985              0.68
Mississippi...........         4             0.11             165,589              0.11
Missouri..............       201             5.66           6,977,360              4.68
Montana...............         5             0.14             406,183              0.27
Nebraska..............        26             0.73             898,265              0.60
Nevada................       286             8.05          17,415,975             11.68
New Mexico............        32             0.90           1,438,863              0.96
New York..............         1             0.03              30,915              0.02
North Carolina........       184             5.18           6,784,611              4.55
Ohio..................       102             2.87           2,312,245              1.55
Oklahoma..............        50             1.41           1,942,131              1.30
Oregon................       216             6.08          13,012,059              8.73
Pennsylvania..........        43             1.21           1,047,418              0.70
South Carolina........       135             3.80           5,867,650              3.93
South Dakota..........        20             0.56             935,998              0.63
Tennessee.............        76             2.14           3,149,573              2.11
Texas.................       704            19.81          27,057,671             18.14
Utah..................        22             0.62             960,305              0.64
Virginia..............         9             0.25             401,532              0.27
Washington............        73             2.05           4,340,119              2.91
West Virginia.........         2             0.06              96,314              0.06
Wyoming...............        10             0.28             468,635              0.31
                           -----           ------       -------------            ------
     Total............     3,553           100.00%      $ 149,132,399            100.00%
                           =====           ======       =============            ======


---------------
(1) Based on the location of the properties underlying the Contracts as of the Cut-off Date.

                            ORIGINAL CONTRACT AMOUNTS

                                                          AGGREGATE
                                         PERCENTAGE OF   CUT-OFF DATE        PERCENTAGE OF
                           NUMBER OF       NUMBER OF        CONTRACT          CUT-OFF DATE
ORIGINAL CONTRACT AMOUNT   CONTRACTS       CONTRACTS    PRINCIPAL BALANCE     POOL BALANCE
------------------------   ---------       ---------    -----------------     ------------
$   5,000 - $   9,999 ...        65           1.83%    $    494,878                0.33%
$  10,000 - $  14,999 ...       198           5.57        2,433,210                1.63
$  15,000 - $  19,999 ...       194           5.46        3,345,504                2.24
$  20,000 - $  24,999 ...       267           7.51        5,957,307                3.99
$  25,000 - $  29,999 ...       412          11.60       11,296,909                7.58
$  30,000 - $  34,999 ...       486          13.68       15,678,972               10.51
$  35,000 - $  39,999 ...       367          10.33       13,593,844                9.12
$  40,000 - $  44,999 ...       282           7.94       11,905,477                7.98
$  45,000 - $  49,999 ...       253           7.12       11,936,519                8.00
$  50,000 - $  54,999 ...       215           6.05       11,201,090                7.51
$  55,000 - $  59,999 ...       191           5.38       10,925,555                7.33
$  60,000 - $  64,999 ...       119           3.35        7,387,101                4.95
$  65,000 - $  69,999 ...       117           3.29        7,844,717                5.26
$  70,000 - $  74,999 ...        85           2.39        6,147,447                4.12
$  75,000 - $  79,999 ...        56           1.58        4,308,084                2.89
$  80,000 - $  84,999 ...        37           1.04        3,032,827                2.03
$  85,000 - $  89,999 ...        45           1.27        3,912,074                2.62
$  90,000 - $  94,999 ...        44           1.24        4,042,998                2.71
$  95,000 - $  99,999 ...        26           0.73        2,518,990                1.69
$100,000 and above.......        94           2.65       11,168,895                7.49
                             ------         ------     ------------              ------
     Total...............     3,553         100.00%    $149,132,399              100.00%
                             ======         ======     ============              ======



                                      APRS

                                                             AGGREGATE
                            NUMBER       PERCENTAGE OF       CUT-OFF DATE      PERCENTAGE OF
                              OF          NUMBER OF           CONTRACT         CUT-OFF DATE
APR                        CONTRACTS      CONTRACTS      PRINCIPAL BALANCE     POOL BALANCE
---                        ---------      ---------      -----------------     ------------
 7.01% -  8.00% .......         37           1.04%         $  2,642,829             1.77%
 8.01% -  9.00%........        234           6.59            16,839,942            11.29
 9.01% - 10.00%........        608          17.11            32,488,095            21.78
10.01% - 11.00%........      1,182          33.27            51,826,536            34.75
11.01% - 12.00%........      1,017          28.62            35,195,318            23.60
12.01% - 13.00%........        332           9.34             8,036,736             5.39
13.01% - 14.00%........         99           2.79             1,583,533             1.06
14.01% - 15.00%........         44           1.24               519,409             0.35
                             -----         ------          ------------           ------
      Total............      3,553         100.00%         $149,132,399           100.00%
                             =====         ======          ============           ======


                           REMAINING TERMS TO MATURITY


                                                             AGGREGATE
                            NUMBER      PERCENTAGE OF       CUT-OFF DATE       PERCENTAGE OF
                              OF          NUMBER OF           CONTRACT          CUT-OFF DATE
REMAINING TERM             CONTRACTS      CONTRACTS      PRINCIPAL BALANCE      POOL BALANCE
--------------             ---------      ---------      -----------------      ------------
 Less Than 121 months......    244           6.87%         $  3,587,831             2.41%
 121 - 180 months..........    432          12.16            10,093,972             6.77
 181 - 240 months..........    489          13.76            14,879,370             9.98
 241 - 300 months..........    505          14.21            19,593,012            13.14
 301 - 360 months..........  1,883          53.00           100,978,215            67.71
                             -----          -----           -----------            -----
   Total                     3,553         100.00%         $149,132,399           100.00%
                             =====         ======          ============           ======



                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                            AGGREGATE
                           NUMBER       PERCENTAGE OF      CUT-OFF DATE       PERCENTAGE OF
ORIGINAL                     OF          NUMBER OF          CONTRACT          CUT-OFF DATE
LOAN-TO-VALUE RATIO      CONTRACTS       CONTRACTS      PRINCIPAL BALANCE     POOL BALANCE
-------------------      ---------       ---------      -----------------     ------------
Less than  61%..........      94           2.65%          $  3,095,067             2.08%
61% - 65%...............      42           1.18              1,377,700             0.92
66% - 70%...............      41           1.15              1,872,221             1.26
71% - 75%...............     107           3.01              4,180,701             2.80
76% - 80%...............     233           6.56              9,976,309             6.69
81% - 85%...............     399          11.23             17,341,762            11.63
86% - 90%...............   1,397          39.32             58,115,249            38.97
91% - 95%...............   1,194          33.61             50,299,933            33.73
96% or greater..........      46           1.29              2,873,458             1.93
                           -----         ------           ------------           ------
     Total..............   3,553         100.00%          $149,132,399           100.00%
                           =====         ======           ============           ======


        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY

 -------------------------------------------------------------------------------------
   Class               Original    Coupon   Avg.     CBE              1st   Last  Mod.
   Name & Type             Par       %      Life    Yield     Price   Pay   Pay   Dur.

 -------------------------------------------------------------------------------------
 TO CALL:
   A1  SENIOR        32,010,000    6.4500   1.10    6.130     99-31   8/97 10/99  1.02
   A2  SENIOR        22,170,000    6.4000   3.10    6.352    99-29+  10/99  7/01  2.72
   A3  SENIOR        18,580,000    6.6000   5.10    6.590     99-31   7/01  2/04  4.19
   A4  SENIOR         5,960,000    6.7000   7.10    6.741    99-26+   2/04  3/05  5.48
   A5  SENIOR        19,060,000    6.9000  10.00    6.949     99-28   3/05  4/10  6.97
   A6  SENIOR        20,034,000    7.2000  16.30    7.270    99-27+   4/10  5/15  9.27
   M   AA MEZZ       11,931,000    7.1250  11.01    7.171     99-30   4/02  5/15  7.10
   B1  BBB SUB       12,676,000    7.3750  10.00    7.420    99-30+   4/02  2/14  6.66
   B2  BB SUB         6,711,298    ------  13.10    -----     -----   4/02  5/15  ----
 ------------------------------
 TO MATURITY:
   A6  SENIOR        20,034,000    7.2000  17.58    7.270     99-28   4/10  4/21  9.57
   M   AA MEZZ       11,931,000    7.1250  11.08    7.171     99-30   4/02 10/16  7.12
   B1  BBB SUB       12,676,000    7.3750  10.00    7.420    99-30+   4/02  2/14  6.66
   B2  BB SUB         6,711,298    ------  17.65    -----     -----   4/02 11/25  ----
 -------------------------------------------------------------------------------------



(1) Data assumes a prepayment speed of 160% MHP.

(2) Coupon and price assumed for computational material.

(3) B2 Certificates are not being offered.





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS




BOND PROFILE SUMMARY

-----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A1 SENIOR
 Price: 99-31       Coupon: 6.4500                 Original Par:    32,010,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.45      6.30      6.25      6.13      6.05      5.87
 Average Life:          6.26      1.96      1.59      1.10      0.92      0.66
 Duration:              4.76      1.75      1.44      1.02      0.86      0.62
 First Prin Pay:        8/97      8/97      8/97      8/97      8/97      8/97
 Last Prin Pay:        12/08      8/01     10/00     10/99      5/99     11/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-29+      Coupon: 6.4000                 Original Par:    22,170,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.44      6.41      6.39      6.35      6.33      6.26
 Average Life:         13.83      5.61      4.54      3.10      2.56      1.79
 Duration:              8.90      4.56      3.82      2.72      2.29      1.64
 First Prin Pay:       12/08      8/01     10/00     10/99      5/99     11/98
 Last Prin Pay:         9/13     10/04      6/03      7/01     11/00     11/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-31       Coupon: 6.6000                 Original Par:    18,580,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.65      6.63      6.62      6.59      6.57      6.52
 Average Life:         18.16      9.02      7.41      5.10      4.05      2.78
 Duration:             10.28      6.58      5.67      4.19      3.44      2.46
 First Prin Pay:        9/13     10/04      6/03      7/01     11/00     11/99
 Last Prin Pay:         1/18     12/08     12/06      2/04      7/02     11/00
 -----------------------------------------------------------------------------







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS





BOND PROFILE SUMMARY

-----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-26+      Coupon: 6.7000                 Original Par:     5,960,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.77      6.76      6.75      6.74      6.73      6.70
 Average Life:         21.25     12.20     10.19      7.10      5.47      3.49
 Duration:             11.01      8.09      7.16      5.48      4.44      3.02
 First Prin Pay:        1/18     12/08     12/06      2/04      7/02     11/00
 Last Prin Pay:         7/19      8/10      7/08      3/05      7/03      3/01
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-28       Coupon: 6.9000                 Original Par:    19,060,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.97      6.96      6.96      6.95      6.94      6.91
 Average Life:         24.00     16.14     13.88     10.00      7.93      4.53
 Duration:             11.39      9.41      8.62      6.97      5.89      3.76
 First Prin Pay:        7/19      8/10      7/08      3/05      7/03      3/01
 Last Prin Pay:         8/23      1/17     10/14      4/10     11/07      7/03
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-27+      Coupon: 7.2000                 Original Par:    20,034,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.28      7.28      7.27      7.27      7.27      7.25
 Average Life:         27.53     22.93     20.90     16.30     13.67      8.93
 Duration:             11.62     10.87     10.46      9.27      8.39      6.33
 First Prin Pay:        8/23      1/17     10/14      4/10     11/07      7/03
 Last Prin Pay:         8/25     10/21     12/19      5/15     10/12      5/08
 ---------------------------
 TO MATURITY:
 Price: 99-28
 Bond Yield:            7.28      7.27      7.27      7.27      7.27      7.25
 Average Life:         27.78     23.82     21.96     17.58     14.89      9.74
 Duration:             11.66     11.01     10.64      9.57      8.74      6.65
 First Prin Pay:        8/23      1/17     10/14      4/10     11/07      7/03
 Last Prin Pay:         8/26      6/25      7/24      4/21     10/18      4/13
 -----------------------------------------------------------------------------






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS






BOND PROFILE SUMMARY

-----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-30       Coupon: 7.1250                 Original Par:    11,931,000
 -----------------------------------------------------------------------------
 TO CALL:

 Bond Yield:            7.19      7.18      7.18      7.17      7.17      7.16
 Average Life:         23.89     16.73     14.73     11.01      9.80      7.93
 Duration:             11.07      9.19      8.53      7.10      6.61      5.77
 First Prin Pay:        1/15     10/05      5/04      4/02      2/02      2/02
 Last Prin Pay:         8/25     10/21     12/19      5/15     10/12      5/08
 ---------------------------
 TO MATURITY:
 Price: 99-30
 Bond Yield:            7.19      7.18      7.18      7.17      7.17      7.16
 Average Life:         23.91     16.78     14.80     11.08      9.93      8.27
 Duration:             11.08      9.20      8.54      7.12      6.65      5.92
 First Prin Pay:        1/15     10/05      5/04      4/02      2/02      2/02
 Last Prin Pay:        12/25     11/22      3/21     10/16      9/14      1/11
 -----------------------------------------------------------------------------


B1 BBB SUB
 Price: 99-30+      Coupon: 7.3750                 Original Par:    12,676,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.45      7.44      7.43      7.42      7.41      7.41
 Average Life:         23.42     15.73     13.65     10.00      8.97      7.55
 Duration:             10.76      8.81      8.12      6.66      6.21      5.53
 First Prin Pay:        1/15     10/05      5/04      4/02      2/02      2/02
 Last Prin Pay:         3/25     10/20     10/18      2/14      3/12      5/08
 ---------------------------
 TO MATURITY:
 Price: 99-30+
 Bond Yield:            7.45      7.44      7.43      7.42      7.41      7.41
 Average Life:         23.42     15.73     13.65     10.00      8.97      7.58
 Duration:             10.76      8.81      8.12      6.66      6.21      5.54
 First Prin Pay:        1/15     10/05      5/04      4/02      2/02      2/02
 Last Prin Pay:         3/25     10/20     10/18      2/14      3/12      2/09
 -----------------------------------------------------------------------------






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS





BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 B2 BB SUB
 Price: Not Offered                                Original Par:     6,711,298

 -----------------------------------------------------------------------------
 TO CALL:
 Average Life:         24.84     18.78     16.95     13.10     11.40      8.63
 First Prin Pay:        1/15     10/05      5/04      4/02      2/02      2/02
 Last Prin Pay:         8/25     10/21     12/19      5/15     10/12      5/08

 ---------------------------
 TO MATURITY:
 Average Life:         25.54     21.27     20.19     17.65     16.22     12.85
 First Prin Pay:        1/15     10/05      5/04      4/02      2/02      2/02
 Last Prin Pay:         1/27     10/26      8/26     11/25      9/24     11/19

 -----------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                 89          72          67          53          44          21
 July 25, 1999                 84          48          36           9           0           0
 July 25, 2000                 78          24           7           0           0           0
 July 25, 2001                 72           1           0           0           0           0
 July 25, 2002                 64           0           0           0           0           0
 July 25, 2003                 56           0           0           0           0           0
 July 25, 2004                 47           0           0           0           0           0
 July 25, 2005                 37           0           0           0           0           0
 July 25, 2006                 27           0           0           0           0           0
 July 25, 2007                 16           0           0           0           0           0
 July 25, 2008                  5           0           0           0           0           0
 July 25, 2009                  0           0           0           0           0           0
 July 25, 2010                  0           0           0           0           0           0
 July 25, 2011                  0           0           0           0           0           0
 July 25, 2012                  0           0           0           0           0           0
 July 25, 2013                  0           0           0           0           0           0
 July 25, 2014                  0           0           0           0           0           0
 July 25, 2015                  0           0           0           0           0           0
 July 25, 2016                  0           0           0           0           0           0
 July 25, 2017                  0           0           0           0           0           0
 July 25, 2018                  0           0           0           0           0           0
 July 25, 2019                  0           0           0           0           0           0
 July 25, 2020                  0           0           0           0           0           0
 July 25, 2021                  0           0           0           0           0           0
 July 25, 2022                  0           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:           6.3         2.0         1.6         1.1         0.9         0.7







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class A-2

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                100         100         100         100         100         100
 July 25, 1999                100         100         100         100          87          25
 July 25, 2000                100         100         100          53          18           0
 July 25, 2001                100         100          69           0           0           0
 July 25, 2002                100          68          31           0           0           0
 July 25, 2003                100          36           0           0           0           0
 July 25, 2004                100           5           0           0           0           0
 July 25, 2005                100           0           0           0           0           0
 July 25, 2006                100           0           0           0           0           0
 July 25, 2007                100           0           0           0           0           0
 July 25, 2008                100           0           0           0           0           0
 July 25, 2009                 89           0           0           0           0           0
 July 25, 2010                 68           0           0           0           0           0
 July 25, 2011                 45           0           0           0           0           0
 July 25, 2012                 24           0           0           0           0           0
 July 25, 2013                  3           0           0           0           0           0
 July 25, 2014                  0           0           0           0           0           0
 July 25, 2015                  0           0           0           0           0           0
 July 25, 2016                  0           0           0           0           0           0
 July 25, 2017                  0           0           0           0           0           0
 July 25, 2018                  0           0           0           0           0           0
 July 25, 2019                  0           0           0           0           0           0
 July 25, 2020                  0           0           0           0           0           0
 July 25, 2021                  0           0           0           0           0           0
 July 25, 2022                  0           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:          13.8         5.6         4.5         3.1         2.6         1.8







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-3

 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100          25
 July 25, 2001                100         100         100         100          49           0
 July 25, 2002                100         100         100          49           0           0
 July 25, 2003                100         100          94          16           0           0
 July 25, 2004                100         100          56           0           0           0
 July 25, 2005                100          71          31           0           0           0
 July 25, 2006                100          47           8           0           0           0
 July 25, 2007                100          26           0           0           0           0
 July 25, 2008                100           7           0           0           0           0
 July 25, 2009                100           0           0           0           0           0
 July 25, 2010                100           0           0           0           0           0
 July 25, 2011                100           0           0           0           0           0
 July 25, 2012                100           0           0           0           0           0
 July 25, 2013                100           0           0           0           0           0
 July 25, 2014                 76           0           0           0           0           0
 July 25, 2015                 52           0           0           0           0           0
 July 25, 2016                 29           0           0           0           0           0
 July 25, 2017                  9           0           0           0           0           0
 July 25, 2018                  0           0           0           0           0           0
 July 25, 2019                  0           0           0           0           0           0
 July 25, 2020                  0           0           0           0           0           0
 July 25, 2021                  0           0           0           0           0           0
 July 25, 2022                  0           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:          18.2         9.0         7.4         5.1         4.0         2.8







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-4

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100           0
 July 25, 2002                100         100         100         100          96           0
 July 25, 2003                100         100         100         100           0           0
 July 25, 2004                100         100         100          56           0           0
 July 25, 2005                100         100         100           0           0           0
 July 25, 2006                100         100         100           0           0           0
 July 25, 2007                100         100          60           0           0           0
 July 25, 2008                100         100           0           0           0           0
 July 25, 2009                100          60           0           0           0           0
 July 25, 2010                100           1           0           0           0           0
 July 25, 2011                100           0           0           0           0           0
 July 25, 2012                100           0           0           0           0           0
 July 25, 2013                100           0           0           0           0           0
 July 25, 2014                100           0           0           0           0           0
 July 25, 2015                100           0           0           0           0           0
 July 25, 2016                100           0           0           0           0           0
 July 25, 2017                100           0           0           0           0           0
 July 25, 2018                 65           0           0           0           0           0
 July 25, 2019                  0           0           0           0           0           0
 July 25, 2020                  0           0           0           0           0           0
 July 25, 2021                  0           0           0           0           0           0
 July 25, 2022                  0           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.2        12.2        10.2         7.1         5.5         3.5








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-5

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100          74
 July 25, 2002                100         100         100         100         100          24
 July 25, 2003                100         100         100         100          98           0
 July 25, 2004                100         100         100         100          70           0
 July 25, 2005                100         100         100          91          45           0
 July 25, 2006                100         100         100          68          24           0
 July 25, 2007                100         100         100          47           5           0
 July 25, 2008                100         100          99          29           0           0
 July 25, 2009                100         100          80          12           0           0
 July 25, 2010                100         100          62           0           0           0
 July 25, 2011                100          82          45           0           0           0
 July 25, 2012                100          66          30           0           0           0
 July 25, 2013                100          51          16           0           0           0
 July 25, 2014                100          36           3           0           0           0
 July 25, 2015                100          21           0           0           0           0
 July 25, 2016                100           7           0           0           0           0
 July 25, 2017                100           0           0           0           0           0
 July 25, 2018                100           0           0           0           0           0
 July 25, 2019                 99           0           0           0           0           0
 July 25, 2020                 75           0           0           0           0           0
 July 25, 2021                 49           0           0           0           0           0
 July 25, 2022                 24           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:          24.0        16.1        13.9        10.0         7.9         4.5






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-6

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100         100
 July 25, 2002                100         100         100         100         100         100
 July 25, 2003                100         100         100         100         100          99
 July 25, 2004                100         100         100         100         100          80
 July 25, 2005                100         100         100         100         100          63
 July 25, 2006                100         100         100         100         100          50
 July 25, 2007                100         100         100         100         100          40
 July 25, 2008                100         100         100         100          90          31
 July 25, 2009                100         100         100         100          76          24
 July 25, 2010                100         100         100          96          64          19
 July 25, 2011                100         100         100          83          53          12
 July 25, 2012                100         100         100          71          44           4
 July 25, 2013                100         100         100          61          37           0
 July 25, 2014                100         100         100          52          30           0
 July 25, 2015                100         100          90          44          22           0
 July 25, 2016                100         100          78          36          13           0
 July 25, 2017                100          93          68          27           7           0
 July 25, 2018                100          82          58          19           1           0
 July 25, 2019                100          71          49          11           0           0
 July 25, 2020                100          59          40           4           0           0
 July 25, 2021                100          48          30           0           0           0
 July 25, 2022                100          38          19           0           0           0
 July 25, 2023                100          26           9           0           0           0
 July 25, 2024                 75          12           0           0           0           0
 July 25, 2025                 46           0           0           0           0           0
 July 25, 2026                  3           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:          27.8        23.8        22.0        17.6        14.9         9.7








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class M

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100         100
 July 25, 2002                100         100         100          96          93          90
 July 25, 2003                100         100         100          85          80          72
 July 25, 2004                100         100          98          75          69          58
 July 25, 2005                100         100          90          66          59          46
 July 25, 2006                100          94          82          59          51          37
 July 25, 2007                100          87          75          52          44          29
 July 25, 2008                100          81          69          45          37          23
 July 25, 2009                100          75          62          40          32          15
 July 25, 2010                100          69          56          34          26           4
 July 25, 2011                100          63          50          29          22           0
 July 25, 2012                100          57          45          25          16           0
 July 25, 2013                100          52          41          22           8           0
 July 25, 2014                100          47          36          16           1           0
 July 25, 2015                 96          42          32           9           0           0
 July 25, 2016                 89          37          28           2           0           0
 July 25, 2017                 82          33          24           0           0           0
 July 25, 2018                 76          29          21           0           0           0
 July 25, 2019                 68          25          13           0           0           0
 July 25, 2020                 60          21           5           0           0           0
 July 25, 2021                 52          12           0           0           0           0
 July 25, 2022                 43           3           0           0           0           0
 July 25, 2023                 35           0           0           0           0           0
 July 25, 2024                 26           0           0           0           0           0
 July 25, 2025                 10           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:          23.9        16.8        14.8        11.1         9.9         8.3







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS





 Percent of Principal Outstanding of Class B-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100         100
 July 25, 2002                100         100         100          96          93          90
 July 25, 2003                100         100         100          85          80          72
 July 25, 2004                100         100          98          75          69          58
 July 25, 2005                100         100          90          66          59          40
 July 25, 2006                100          94          82          59          48          26
 July 25, 2007                100          87          75          49          36          14
 July 25, 2008                100          81          69          39          27           5
 July 25, 2009                100          75          62          30          18           0
 July 25, 2010                100          69          56          22          10           0
 July 25, 2011                100          63          47          15           3           0
 July 25, 2012                100          57          39           8           0           0
 July 25, 2013                100          49          32           3           0           0
 July 25, 2014                100          42          25           0           0           0
 July 25, 2015                 96          34          18           0           0           0
 July 25, 2016                 89          27          12           0           0           0
 July 25, 2017                 82          20           6           0           0           0
 July 25, 2018                 76          14           1           0           0           0
 July 25, 2019                 68           8           0           0           0           0
 July 25, 2020                 60           1           0           0           0           0
 July 25, 2021                 49           0           0           0           0           0
 July 25, 2022                 36           0           0           0           0           0
 July 25, 2023                 24           0           0           0           0           0
 July 25, 2024                 10           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:          23.4        15.7        13.6        10.0         9.0         7.6






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

        INDYMAC MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                             COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class B-2

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 July 25, 1998                100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100         100
 July 25, 2002                100         100         100          96          93          90
 July 25, 2003                100         100         100          85          80          72
 July 25, 2004                100         100          98          75          69          58
 July 25, 2005                100         100          90          66          59          57
 July 25, 2006                100          94          82          59          57          57
 July 25, 2007                100          87          75          57          57          57
 July 25, 2008                100          81          69          57          57          57
 July 25, 2009                100          75          62          57          57          57
 July 25, 2010                100          69          57          57          57          57
 July 25, 2011                100          63          57          57          57          57
 July 25, 2012                100          57          57          57          57          57
 July 25, 2013                100          57          57          57          57          52
 July 25, 2014                100          57          57          57          57          38
 July 25, 2015                 96          57          57          57          57          27
 July 25, 2016                 89          57          57          57          57          18
 July 25, 2017                 82          57          57          57          57          11
 July 25, 2018                 76          57          57          57          57           5
 July 25, 2019                 68          57          57          57          46           1
 July 25, 2020                 60          57          57          57          33           0
 July 25, 2021                 57          57          57          52          22           0
 July 25, 2022                 57          57          57          37          13           0
 July 25, 2023                 57          57          57          24           6           0
 July 25, 2024                 57          57          57          13           1           0
 July 25, 2025                 57          51          29           2           0           0
 July 25, 2026                 57          10           2           0           0           0
 July 25, 2027                  0           0           0           0           0           0

 Avg Life In Years:          25.5        21.3        20.2        17.7        16.2        12.9




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISS/FIRST BOSTON LOGO]